EXECUTION COPY

                                                                    Exhibit 99.2


JPMORGAN CHASE BANK, N.A.                            J.P. MORGAN SECURITIES INC.
270 Park Avenue                                                  270 Park Avenue
New York, NY 10017                                            New York, NY 10017

                                                                January 19, 2005



Thermo Electron Corporation
81 Wyman Street
P.O. Box 9046
Waltham, Massachusetts 02454-9046

Attention of:     Mr. Peter M. Wilver
                  Vice President and Chief Financial Officer

                  Mr. Kenneth J. Apicerno
                  Treasurer


                           Thermo Electron Corporation
             $600,000,000 Senior Unsecured Revolving Credit Facility
                                Commitment Letter

Ladies and Gentlemen:

                  You have advised JPMorgan Chase Bank, N.A. ("JPMCB") and J.P. Morgan Securities Inc. ("JPMorgan") that Thermo Electron Corporation, a Delaware corporation (the "Borrower" or "you"), proposes to acquire (the "Acquisition") the Kendro Laboratory Products business unit ( the "Acquired Business") of SPX Corporation, a Delaware corporation (the "Seller"), and that, in connection with the Acquisition, you desire to establish the senior unsecured revolving credit facility (the "Facility") described in the Summary of Terms and Conditions attached as Exhibit A hereto (the "Term Sheet"). Capitalized terms used but not defined herein have the meanings assigned to them in the Term Sheet.

                  JPMCB is pleased to advise you of its commitment to provide the entire principal amount of the Facility upon the terms and subject to the conditions set forth or referred to in this Commitment Letter and in the Term Sheet.

                  You hereby appoint JPMorgan, and JPMorgan hereby agrees to act, as sole lead arranger and sole bookrunner for the Facility. You hereby appoint JPMCB, and JPMCB hereby agrees to act, as sole and exclusive administrative agent for the Facility. In their capacities as lead arranger and bookrunner and as administrative agent for the Facility, JPMorgan and JPMCB will perform all functions and exercise all authority customarily performed and exercised by them in such roles. You further agree that (i) no other agents, co-agents or arrangers will be appointed and no other titles will be awarded in connection with the Facility unless you and we shall so agree and (ii) no compensation (other than as expressly contemplated by the Term Sheet or the Fee Letter referred to below) will be paid in connection with the Facility unless you and we so agree.

                  Although JPMCB and JPMorgan do not currently intend to commence syndication of the Facility on or immediately after the date hereof, JPMCB reserves the right, subject to the terms hereof (i) prior to the execution of definitive documentation for the Facility, to syndicate the Facility to one or more financial institutions identified by JPMCB in consultation with you and
(ii) after the execution of definitive documentation for the Facility and in accordance with the terms of such definitive documentation, to transfer portions of its commitment hereunder to one or more financial institutions that will become parties to such definitive documentation (JPMCB and the financial institutions referred to in the immediately preceding clause (i) and this clause
(ii) being collectively referred to as the "Lenders"), in each case pursuant to a syndication to be managed by JPMorgan. You understand that, upon the acceptance of the commitment of any Lender to provide a portion of the Facility, JPMCB will be released from a portion of its commitment in an amount equal to the commitment of such Lender. You understand that JPMorgan reserves the right to commence syndication efforts at a time which JPMorgan shall reasonably determine in consultation with you, and you agree actively to assist JPMorgan in completing promptly a syndication satisfactory to it and to you. Such assistance will include (x) direct contact during the syndication between the senior management and advisors of the Borrower and the proposed Lenders and the hosting, with JPMorgan, of one or more meetings or conference calls of prospective Lenders and (y) if requested, and to the extent within your control after use of commercially reasonable efforts, providing the proposed Lenders with access to the management and advisors of the Acquired Business in connection with the syndication of the Facility. You agree that you will use commercially reasonable efforts to cause JPMorgan's syndication efforts to benefit from your existing lending and investment banking relationships and that you will, if requested, assist JPMorgan in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication.

                  As consideration for JPMCB's commitment hereunder and JPMorgan's and JPMCB's agreement to perform the services described herein, you agree to pay to JPMCB the nonrefundable fees referred to in the Term Sheet and in the Fee Letter dated the date hereof and delivered herewith (the "Fee Letter"). No such fees shall be payable unless definitive documentation for the Facility is executed and the Acquisition is consummated.

                  JPMorgan will manage all aspects of the syndication of the Facility in consultation with you, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted, which institutions will participate, the allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders (which shall be subject to your prior agreement unless such amounts are paid by JPMCB out of the fees payable to it pursuant to the Fee Letter). To assist JPMorgan in its syndication efforts, you agree promptly to prepare and provide to JPMorgan and JPMCB all such information with respect to the Borrower, the Acquired Business and the other transactions contemplated hereby, including all such financial information and projections (the "Projections"), as we may reasonably request in connection with the arrangement and syndication of the Facility. You hereby represent and covenant that, to the best of your knowledge, (a) all information other than the Projections (the "Information") that has been or will be made available to JPMCB or JPMorgan by or on behalf of you or any of your representatives in connection with the transactions contemplated hereby is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections prepared by you or your representatives that have been or will be made available to JPMCB or JPMorgan by or on behalf of you or any of your representatives have been or will be prepared in good faith based upon assumptions that are reasonable at the time such Projections were prepared. You agree that if, at any time from and including the date hereof until the closing of the Facility, any of the representations in the preceding sentence would be materially incorrect if the Information and the Projections were being prepared or furnished, and such representations were being made, at such time, then you will promptly supplement the Information and the Projections so that such representations will be correct under those circumstances. You understand that in arranging and syndicating the Facility we may use and rely on the Information and the Projections without independent verification thereof.

                  JPMCB's commitment hereunder and JPMorgan's agreement to perform the services described herein are subject to (a) there not occurring or becoming known to us any event or circumstance that has had or would reasonably be expected to have a material adverse effect on the business, property, operations or condition (financial or otherwise) of the Borrower and its subsidiaries (including the Acquired Business), taken as a whole, (b) our not becoming aware after the date hereof of any information or other matter affecting the Borrower or the transactions contemplated hereby that is inconsistent in a material and adverse manner with any such information or other matter disclosed to us prior to the date hereof, (c) the negotiation, execution and delivery of definitive credit documentation with respect to the Facility prepared by counsel to JPMCB and reasonably satisfactory to JPMCB and the Borrower, (d) JPMorgan's reasonable satisfaction that prior to and during the syndication of the Facility there shall be no competing concurrent or pending bank financings or sales of debt securities by or on behalf of the Borrower or its affiliates that would be likely materially and adversely to affect the syndication of the Facility and (e) the other conditions set forth or referred to in the Term Sheet. Those matters that are not covered by the provisions hereof and of the Term Sheet are subject to the mutual approval and agreement of JPMCB, JPMorgan and the Borrower, but shall not be inconsistent with the provisions hereof or the Term Sheet.

                  You agree (a) to indemnify and hold harmless each of JPMorgan, JPMCB and their affiliates and their respective officers, directors, employees, advisors, agents and controlling persons (each, an "indemnified person") from and against any and all losses, claims, damages, liabilities and out-of-pocket expenses to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Fee Letter, the Term Sheet or the proposed Acquisition or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing (including, without limitation, any such claim, litigation, investigation or proceeding brought by or on behalf of the Borrower, any of its affiliates or any of their respective officers, directors, employees, advisors, agents and controlling persons), regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any reasonable legal or other expenses incurred in connection with investigating or defending any of the foregoing; provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they are found by a final, non-appealable judgment of a court to have resulted from the wilful misconduct or gross negligence of such indemnified person or a breach by such indemnified person of its obligations under this Commitment Letter, and (b) to reimburse JPMCB, JPMorgan and their affiliates from time to time upon request for all reasonable out-of-pocket expenses (including, without limitation, due diligence expenses, travel and other syndication expenses and fees, charges and disbursements of counsel for JPMCB and JPMorgan) incurred in connection with the Facility and any related documentation (including this Commitment Letter, the Term Sheet, the Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. Notwithstanding any other provision of this Commitment Letter, no indemnified person shall be liable (x) for any damages arising from the use by unauthorized persons of information communicated through electronic, telecommunications or other information transmission systems except to the extent that the same results from the gross negligence or wilful misconduct of such indemnified person or a breach by such indemnified person of its obligations under this Commitment Letter, or (y) for any special, indirect, consequential or punitive damages in connection with the Facility.

                  Any indemnified person shall promptly notify you in writing of any claim or action by a third party for which the indemnified person plans to seek indemnification hereunder; provided that no failure or delay by any indemnified person to so provide such notice shall relieve you from any liability or obligation hereunder except to the extent of any material prejudice, damage or liability caused by or arising out of such failure or delay. You shall have the right to control in a reasonable manner the defense or settlement of any such claim or action and to select counsel with respect thereto, which counsel shall be subject to the approval of the indemnified person (such approval not to be unreasonably withheld or delayed); provided, however, that you shall not consent to any settlement or to the entry of any judgment with respect to such third party claim or action that does not include a complete release of the indemnified person from all liability with respect thereto or that imposes any liability or obligation on or requires any admission of wrongdoing by the indemnified person, in each case without the prior written consent of the indemnified person. Notwithstanding your right to appoint counsel to represent the indemnified person in an action, the indemnified person shall have the right to employ separate counsel (including local counsel) if (i) the use of counsel chosen by you to represent the indemnified person would present such counsel with a conflict of interest or (ii) you shall not have employed counsel satisfactory to the indemnified person to represent the indemnified person within a reasonable time after notice of the institution of such claim or action. It is understood that you shall not, in connection with any claim or action or related claims or actions, be liable for fees and expenses of more than one such separate counsel for all of the indemnified persons unless conflicts of interest require the use of separate counsel by one or more indemnified persons. Notwithstanding any other provision of this Commitment Letter, nothing shall restrict the right of any indemnified person to settle or compromise any claim or action for which indemnity would be otherwise available hereunder on any terms if such indemnified person waives its right to indemnity from you hereunder in respect of such claim.

                  This Commitment Letter and JPMCB's commitment hereunder shall not be assignable by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void; provided that JPMCB may make assignments in connection with the syndication of the Facility as described herein. This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by JPMCB, JPMorgan and you. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Commitment Letter. This Commitment Letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and indemnified persons). This Commitment Letter and the Fee Letter are the only agreements that have been entered into among us with respect to the Facility and set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by and construed in accordance with the laws of the State of New York. Any and all obligations of and services to be provided by JPMCB or JPMorgan hereunder may be performed, and any and all rights of JPMCB or JPMorgan hereunder may be exercised, by or through their respective affiliates; provided that JPMCB or JPMorgan, as applicable, shall remain liable for the performance of such obligations and services.

                  You agree that you will not disclose, directly or indirectly, this Commitment Letter, the Fee Letter, the Term Sheet, the contents of any of the foregoing or the activities of JPMCB or JPMorgan pursuant hereto or thereto to any person without the prior written approval of JPMCB and JPMorgan, except that you may disclose this Commitment Letter, the Fee Letter, the Term Sheet and the contents hereof and thereof (i) to your officers, directors, employees, attorneys and advisors directly involved in the consideration of this matter on a confidential basis and (ii) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof), and except that after your acceptance of this Commitment Letter and the Fee Letter, you may disclose this Commitment Letter, the Term Sheet and the contents hereof and thereof (but not the Fee Letter or the contents thereof) to any person.

                  You acknowledge that JPMCB and JPMorgan and their affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies that have or may in the future have interests conflicting with
your  own  interests  regarding  the  transactions   described  herein  and
otherwise. JPMCB and JPMorgan agree that they will not use confidential information obtained from you in the course of the transactions contemplated hereby in connection with the performance by JPMCB or JPMorgan of services for such other companies, and will not furnish any such information to such other companies. You also acknowledge that JPMCB and JPMorgan have no obligation to use in connection with the transactions contemplated hereby or to furnish to you confidential information obtained by JPMCB or JPMorgan from other companies.

                  Without limiting the foregoing, JPMCB and JPMorgan agree to keep confidential any information supplied by or on behalf of you, the Acquired Business or any of your or its respective affiliates in connection with the transactions contemplated by this Commitment Letter and agree that such information shall be used solely in connection with the Facility; provided that nothing herein shall prevent either JPMCB or JPMorgan from disclosing such information (a) upon the order of any court or administrative agency, or pursuant to any subpoena or similar legal process, (b) upon the request or demand of any regulatory authority, (c) which is or becomes publicly available other than as a result of a disclosure by JPMCB or JPMorgan that is prohibited by the terms of this paragraph, (d) already in its possession prior to its disclosure by you or received from a third party after such disclosure by you, in each case under circumstances not requiring confidentiality, (e) that is independently developed by JPMCB or JPMorgan or on behalf of either of them without violating any obligations under this paragraph, (f) to the extent required by applicable law or required in connection with any judicial, legislative or regulatory process (it being understood that JPMCB or JPMorgan, as applicable, shall provide prompt written notice of such requirement to you),
(g) to its and its affiliates' respective directors, officers, employees, agents (including legal counsel), auditors and professional advisors for use solely in connection with the Facility (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such information and will be instructed to keep such information confidential and that JPMCB or JPMorgan, as applicable, shall be responsible for the compliance by such persons with the foregoing provision), (h) in connection with the syndication of the Facility, to any prospective Lender, syndicate member or participant which agrees to keep such information confidential in accordance with practices customary in syndications of the type contemplated by this Commitment Letter and on terms substantially similar to the terms of this Commitment Letter or on terms otherwise reasonably satisfactory to you, (i) to the extent you have consented to such disclosure or (j) in protecting and enforcing its rights under the Fee Letter or this Commitment Letter or with respect to the Facility.

                  We hereby notify you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Act"), each of us is required to obtain, verify and record information that identifies you, which information includes your name and address and other information that will allow us to identify you in accordance with the Act. This notice is given in accordance with the requirements of the Act and is effective as to us and each other Lender.

                  You, JPMCB and JPMorgan (i) irrevocably and unconditionally submit to the exclusive jurisdiction of any state or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Commitment Letter, the Fee Letter or the Term Sheet or the performance of services hereunder or thereunder; (ii) agree that service of any process, summons, notice or document by registered mail addressed to you, JPMCB or JPMorgan, as applicable, shall be effective service of process for any such suit, action or proceeding brought in any such court; (iii) irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in any inconvenient forum; (iv) agree that a final, non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon you, JPMCB or JPMorgan, as applicable, and may be enforced in any other courts to whose jurisdiction you, JPMCB or JPMorgan may be subject, by suit upon judgment; and (v) irrevocably agree to waive trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this Commitment Letter, the Fee Letter or the Term Sheet or the performance of services hereunder or thereunder.

                  If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheet and the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter not later than 5:00 p.m., New York City time, on January 19, 2005, failing which JPMCB's commitment and the agreements of JPMCB and JPMorgan hereunder will expire at such time. If the execution of definitive documentation in respect of the Facility shall not have occurred by one hundred eighty (180) days after the date hereof (the "Termination Date"), JPMCB's commitment and the agreements of JPMCB and JPMorgan hereunder shall terminate unless you and we agree to extend such date; provided, that, without limiting the foregoing in any way, at the request of any party, you and we shall negotiate in good faith prior to the Termination Date to extend such date. The reimbursement, indemnification, jurisdiction and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or JPMCB's commitment hereunder.

                      [This space left intentionally blank]

                  JPMCB and JPMorgan are pleased to have the opportunity to assist you in connection with this very important financing.

                                                   Very truly yours,

                                                   JPMORGAN CHASE BANK, N.A.,

                                                   By: /s/ Dawn Lee Lum
                                                       -------------------------
                                                       Name:  Dawn Lee Lum
                                                       Title: Vice President

                                                   J.P. MORGAN SECURITIES INC.,

                                                   By: /s/ William Carney
                                                       -------------------------
                                                       Name:  William Carney
                                                       Title: Vice President


Accepted and agreed to as of the date first written above:

     THERMO ELECTRON CORPORATION,

     By: /s/ Kenneth J. Apicerno
         --------------------------
         Name:  Kenneth J. Apicerno
         Title: Treasurer

CONFIDENTIAL
January 19, 2005




                           Thermo Electron Corporation
                         Summary of Terms and Conditions
             $600,000,000 Senior Unsecured Revolving Credit Facility



Borrower:                        Thermo Electron Corporation, a Delaware
                                 corporation (the "Borrower").

Acquisition:                     The Borrower intends to acquire (the
                                 "Acquisition") the Kendro Laboratory Products business unit (the "Acquired Business") of SPX
                                 Corporation, a Delaware corporation (the
                                 "Seller"), for cash.

Sole Lead Arranger               J.P. Morgan Securities Inc. ("JPMorgan").
and Sole Bookrunner:

Administrative Agent:            JPMorgan Chase Bank, N.A. ("JPMCB") will serve
                                 as the sole administrative agent (in such capacity, the "Agent") for a syndicate of financial institutions arranged by JPMorgan
                                 (the "Lenders").

Facility:                        A 364-day senior unsecured revolving credit
                                 facility providing for US Dollar loans to the Borrower in a principal amount of $600,000,000, which amount will be reduced as described in "Mandatory Commitment Reductions and
                                 Prepayments" below if any events referred to in such section occur prior to the date of execution of definitive credit documentation for the Facility and the closing of the Acquisition (the "Closing Date").

Purpose: The proceeds of the loans under the Facility will be used to pay the cash consideration for the Acquired Business and other expenses relating to the Acquisition, whether paid directly by the Borrower or by subsidiaries of the Borrower to whom the Borrower has made intercompany loans.

Availability:                    Up to the full amount of the Facility may be
                                 borrowed, repaid and reborrowed during the life of the Facility.

Fees and Interest Rates:         As per attached Annex I.

Maturity:                        The commitments under the Facility will
                                 terminate and the borrowings under the Facility
                                 will mature on the date that is 364 days after
                                 the Closing Date.
Mandatory Commitment
Reductions and Prepayments:      Commitments under the Facility will be reduced
                                 and borrowings will be prepaid with the net proceeds of (a) all issuances and sales of bonds, notes, debentures or similar instruments or other incurrences of indebtedness for borrowed money by the Borrower or any subsidiary (other than (i) limited indebtedness to be agreed upon and (ii) advances under the Borrower's Five-Year Credit Agreement dated as of December 17, 2004 (the "Existing Credit
                                 Agreement")), (b) all sales of assets acquired as part of the Acquisition or sales of assets required by or otherwise made in connection with the Acquisition, in each case by the Borrower or any subsidiary and (c) all equity issuances by the Borrower or any subsidiary
                                 (other than to the Borrower or any subsidiary).

Voluntary Prepayments/           Voluntary prepayments of borrowings under the
Reductions in Commitments:       Facility and voluntary reductions of the
                                 unutilized portion of the Facility commitments will be permitted at any time, in a minimum principal amount of $5,000,000, without premium or penalty, subject to reimbursement of the Lenders' redeployment costs in the case of a prepayment of Adjusted LIBOR borrowings other than on the last day of the relevant interest period.

Documentation:                   A credit agreement containing representations
                                 and warranties, affirmative and negative covenants, events of default and conditions that are the same as those in the Existing
                                 Credit Agreement, except as set forth herein or otherwise appropriate in the reasonable judgment of the Agent and the Borrower to address the Acquisition and the use of the proceeds of the Facility.

Representations and Warranties:  The same as the representations and warranties contained in the Existing Credit Agreement
                                 (financial statements; no material adverse change (as of the date of the initial borrowing only); existence; compliance with laws; power, authorization and enforceability; no contravention; litigation; ownership of property; liens; taxes; compliance with federal regulations; ERISA; inapplicability of the Investment Company Act and other regulations; use of proceeds; environmental matters; and accuracy of information), and as otherwise appropriate in the reasonable judgment of the Agent and the Borrower to address the Acquisition and the use of the proceeds of the Facility, including an acknowledgement of the status of obligations under the Facility as senior indebtedness in respect of subordinated indebtedness.

Conditions Precedent to
Effectiveness:                   1. Execution and delivery of definitive
                                 financing documentation; payment of fees and expenses; delivery of satisfactory evidence of authority and legal opinions; accuracy of representations and warranties; absence of defaults.

                                 2. The execution of definitive credit
                                 documentation for the Facility will occur immediately prior to the closing of the Acquisition. The definitive documentation relating to the Acquisition (the "Acquisition Documents") shall be in full force and effect, and no material term or condition of any Acquisition Document shall have been modified or waived in any material respect without the Agent's consent. The Acquisition shall be consummated (a) concurrently with the making of any initial loans under the Facility and (b) except as provided above, in accordance with the Acquisition Documents.

                                 3. (a) All governmental, regulatory and other third party approvals necessary in connection with the Acquisition and the financing contemplated hereby, the failure of which to be obtained or to be in full force and effect would reasonably be expected to have a material adverse effect on the Borrower and its subsidiaries

                                 (including the Acquired Business), taken as a whole, or the rights or interests of the Lenders with respect to the Facility, shall have been obtained and be in full force and effect and (b) all applicable waiting periods with respect to the effectiveness of such approvals shall have expired.

                                 4. All consents, waivers and amendments that are necessary to ensure that none of the Facility, the Acquisition or any related transaction will contravene or constitute a default under any material contract to which the Borrower or any of its subsidiaries is party (which default would reasonably be expected to have a material adverse effect on the Borrower and its subsidiaries (including the Acquired Business), taken as a whole, or the rights or interests of the Lenders with respect to the Facility) shall have been obtained and shall be in full force and effect.

Conditions Precedent to All
Borrowings:                      Delivery of notice, accuracy of representations
                                 and warranties (except, in the case of
                                 borrowings after the initial borrowing, the material adverse change representation) and absence of defaults.

Affirmative Covenants:           The same as the affirmative covenants contained
                                 in the Existing Credit Agreement (delivery of financial statements; delivery of certificates and information; payment of obligations;
                                 maintenance of corporate existence and
                                 compliance with contractual obligations and laws; maintenance of properties in good working order; maintenance of satisfactory insurance;
                                 access to property, books and records and officers and employees; delivery of notices of defaults, litigation, ERISA events and material adverse changes and compliance with environmental laws), and as otherwise appropriate in the reasonable judgment of the Agent and the Borrower to address the Acquisition and the use of the proceeds of the Facility.

Negative Covenants:              The same as the negative covenants contained in
                                 the Existing Credit Agreement (standby and performance letters of credit; indebtedness of subsidiaries; liens; mergers and other fundamental changes; dispositions of property;
                                 investments; transactions with affiliates;
                                 changes in fiscal periods; lines of business;
                                 and use of proceeds), and as otherwise
                                 appropriate in the reasonable judgment of the Agent and the Borrower to address the Acquisition and the use of the proceeds of the Facility, including a prohibition on subsidiary guarantees supporting indebtedness under the
                                 Existing Credit Agreement unless such
                                 guarantees also support indebtedness under the Facility.

Financial Covenants:             1.  minimum ratio (3.25 to 1.00) of
                                 consolidated EBITDA to consolidated interest expense for any four consecutive fiscal quarters; and

                                 2. maximum ratio (0.50 to 1.00) of consolidated total debt to consolidated total capitalization at the end of any fiscal quarter.

Events of Default:               The same as the events of default contained in
                                 the Existing Credit Agreement (payment
                                 defaults; representations and warranties incorrect when made or deemed made; covenant defaults; cross-payment-default to, and other events permitting acceleration of, material indebtedness; bankruptcy and insolvency; ERISA;
                                 judgments; and change in control, in each case with the same grace periods, if any), and as otherwise appropriate in the reasonable judgment of the Agent and the Borrower to address the Acquisition and the use of the proceeds of the Facility.

Yield Protection:                The same as the yield protection contained in
                                 the Existing Credit Agreement, including provisions: (i) protecting the Lenders against increased costs or loss of yield resulting from changes in reserve, tax, capital adequacy and other requirements of law and from the imposition of or changes in withholding or other taxes and (ii) indemnifying the Lenders for "breakage costs" incurred in connection with, among other things, any prepayment of a LIBOR loan on a day other than the last day of an interest period with respect thereto.

Voting: Amendments and waivers will require the approval of the Borrower and Lenders holding more than 50% of the aggregate amount of the loans and commitments under the Facility, except that (a) the consent of each Lender affected thereby shall be required with respect to (i) increases in commitments, (ii) reductions of principal, interest or fees and
                                 (iii) extensions of final maturity and (b) the consent of 100% of the Lenders shall be required with respect to modifications to any of the voting percentages.

Assignments and Participations:  The Lenders will be permitted to assign all or a portion of their loans and commitments with the consent of (a) the Borrower (unless an event of default has occurred and is continuing or such assignment is to a Lender) and (b) the Administrative Agent, in each case not to be unreasonably withheld. Each assignment (except to other Lenders or their affiliates) will be in a minimum amount of $5,000,000, unless otherwise agreed by the Borrower (unless an event of default has occurred and is continuing) and the Administrative Agent. The Administrative Agent will receive a processing and recordation fee of $3,500, payable by the assignor and/or the assignee, with each assignment.

                                 The Lenders will be permitted to participate loans and commitments without restriction. Voting rights of participants shall be limited to matters in respect of (a) increases in commitments, (b) reductions of principal, interest or fees and (c) extensions of final maturity.

Expenses and Indemnification:    All reasonable out-of-pocket expenses of the
                                 Agent and its affiliates associated with the syndication of the Facility and the preparation, execution, delivery, administration, waiver or modification and enforcement of the documentation contemplated hereby (including the reasonable fees, disbursements and other charges of counsel) are to be paid by the Borrower. In addition, all out-of-pocket expenses of the Agent and any Lender (including the fees, disbursements and other charges of counsel) for enforcement costs and documentary taxes associated with the Facility are to be paid by the Borrower.

                                 The Borrower will indemnify the Agent and the Lenders and their officers, directors, agents, controlling persons and affiliates and hold them harmless from and against all costs, expenses (including reasonable fees, disbursements and other charges of counsel) and liabilities of any such indemnified person arising out of or relating to the Facility or any transaction contemplated hereby; provided that such indemnity shall not, as to any indemnitee, be available to the extent that such costs, expenses and liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from its own gross negligence or willful misconduct.

Governing Law and Forum:         New York.

Counsel to JPMorgan and JPMCB:   Cravath, Swaine & Moore LLP.

                                                                         ANNEX I
                                                                    to Exhibit A

Interest Rates:                  (i) Adjusted LIBOR plus 0.40% or (ii) ABR.

                                 The Borrower may elect interest periods of 1, 2, 3 or 6 months for Adjusted LIBOR borrowings.

                                 Calculation of interest shall be on the basis of actual days elapsed in a year of 360 days (or 365 or 366 days, as applicable, in the case of ABR loans based on the Prime Rate) and interest shall be payable at the end of each interest period and, in any event, at least every 3 months.

                                 ABR is the Alternate Base Rate, which is the higher of JPMCB's Prime Rate and the Federal Funds Effective Rate plus 1/2 of 1.00%.

                                 Adjusted LIBOR will at all times include statutory reserves.

Facility Fee:                    A facility fee of 0.10% per annum will accrue
                                 on the aggregate amount of the Facility, whether used or unused, commencing on the Closing Date and payable quarterly in arrears thereafter and upon the termination of the Lenders' commitments and the repayment of all amounts outstanding under the Facility.

Default Rate:                    With respect to overdue principal, the
                                 applicable interest rate plus 2.00% per annum and, with respect to any other overdue amount, ABR plus 2.00% per annum.